                                                WEITZ SERIES FUND, INC.
--------------------------------------------------------------------------------

                                               FIXED INCOME PORTFOLIO

                                                      QUARTERLY

                                                       REPORT

                                                     DECEMBER 31, 1997

                                                ONE PACIFIC PLACE, SUITE 600
                                                   1125 SOUTH 103 STREET
                                                 OMAHA, NEBRASKA 68124-6008
                                                        402-391-1980
                                                        800-232-4161
                                                      402-391-2125 FAX

               WEITZ SERIES FUND, INC. -- FIXED INCOME PORTFOLIO
                          PERFORMANCE SINCE INCEPTION

A long-term perspective on our portfolio's performance is shown below. The table shows how an investment of $10,000 in the Fixed Income Portfolio at its inception would have grown over the years (after deducting all fees and expenses and assuming reinvestment of all dividends). The table also sets forth average annual total return data for the Fixed Income Portfolio for the one and five year periods ended December 31, 1997, and for the period since inception, calculated in accordance with SEC standardized formulas.

                   VALUE OF        VALUE OF         VALUE OF
                    INITIAL       CUMULATIVE       CUMULATIVE      TOTAL     ANNUAL
                    $10,000      CAPITAL GAIN      REINVESTED    VALUE OF    RATE OF
  PERIOD ENDED    INVESTMENT     DISTRIBUTIONS      DIVIDENDS     SHARES     RETURN
----------------  -----------  -----------------  -------------  ---------  ---------
Dec. 23, 1988      $  10,000              --               --    $  10,000         --
Dec. 31, 1988          9,939              --               68       10,007         --
Dec. 31, 1989         10,020              --              900       10,920        9.1%
Dec. 31, 1990         10,232              12            1,661       11,905        9.0
Dec. 31, 1991         10,625              13            2,597       13,235       11.4
Dec. 31, 1992         10,557              13            3,396       13,966        5.5
Dec. 31, 1993         10,820              14            4,258       15,092        8.1
Dec. 31, 1994          9,961              13            4,763       14,737       -2.4
Dec. 31, 1995         10,847              14            6,199       17,060       15.8
Dec. 31, 1996         10,637              13            7,158       17,808        4.4
Dec. 31, 1997         10,916              14            8,416       19,346        8.6

The portfolio's average annual total return for the one and five year periods ended December 31, 1997, and for the period since inception (December 23, 1988), was 8.6%, 6.7% and 7.6%, respectively. These returns assume redemption at the end of each period and reinvestment of dividends.

Since inception, the total amount of capital gains distributions reinvested in shares was $13, and the total amount of income distributions reinvested was $8,090. This information represents past performance of the portfolio and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Additional information is available from the Weitz Funds at the address listed on the front cover.

               WEITZ SERIES FUND, INC. -- FIXED INCOME PORTFOLIO
                      DECEMBER 31, 1997 - QUARTERLY REPORT

                                                                 January 7, 1998

Dear Fellow Shareholder:

      The Fixed Income Portfolio's total return for the fourth quarter of 1997 was 2.3%, bringing our total return for the year to 8.6%. This represents a combination of 6.1% from net investment income (after deducting fees and expenses) and 2.5% from (unrealized) appreciation of our bonds. The table below summarizes total return data for our fund as well as the average intermediate-term, investment grade fixed income fund. (Returns shown are after deducting all fees and expenses.)

                                                                     1 YEAR       5 YEARS
                                                                   -----------  -----------
FIXED INCOME PORTFOLIO                                                    8.6%         6.7%
Average Intermediate Investment
 Grade Fixed Income Fund*                                                 8.6%         6.8%

      *Source: Lipper Analytical Services

MARKET REVIEW

      1997 was a good year for bond investors. The Federal Reserve's interest rate increase in March proved to be an isolated event. Economic growth remained strong, jobs were plentiful, and wages were on the rise, yet improved productivity and events in Asia helped keep inflationary pressures from building. The result was declining interest rates AND falling inflation which provided both higher returns and increased purchasing power for fixed income investors.

      The U.S. bond market has been the beneficiary of deflationary events in Asia. Overbuilding in the 1990's and falling investment returns left many Asian countries with massive amounts of debt, excess capital stock, and inflated currencies. The result was a string of currency devaluations and an implosion in the value of financial assets which seemed to be constantly in the news. Foreign investors, seeking the relative "safety" of U.S. markets, helped push up the values of the dollar and U.S. stocks and bonds.

      How can events in Asia cause deflation? Indonesia, Korea, Malaysia, and others have excess production capacity in all sorts of products, from steel and automobiles to semiconductors and consumer electronics. Currency devaluations have drastically cut the prices of these goods which the countries hope to export in order to nurse themselves back to health. This should help keep a lid on prices and could explain why inflation in the U.S. has been low and is still falling.

OUTLOOK

      We are optimistic about the prospects for 1998 because, while interest rates declined in 1997, the inflation rate fell even further. Thus, real interest rates (coupon interest rates minus the expected inflation rate) rose during the year. This means that fixed income investors' purchasing power increased and that bonds continue to offer reasonable investment value.

      We remain convinced that no one can correctly forecast the direction of interest rates. Before the Asian crisis erupted, most economists felt that the strong domestic economy would force the Federal Reserve to boost short-term interest rates further to ward off inflation. Now the same economists believe deflation could derail our seven year-long economic expansion and that the Fed's next move may be to ease monetary conditions by cutting the same short-term rates. Deflation may become a real threat in 1998 but we would rather assume that inflation is dormant, not dead. At any rate, we are not going to make any investment that depends on successfully predicting short-term trends in interest rates.

PORTFOLIO REVIEW

      Our portfolio continues to be concentrated in government agencies and mortgage-related securities rather than corporate bonds. The reason remains the near-historic low yield premiums the market is placing on the debt of most corporate securities. In other words, investors have so little fear of default that they are not demanding enough extra yield to compensate for the higher risks of corporate bonds. The strong economy has certainly enhanced the balance sheets of much of corporate America. However, we feel the risk of credit spreads widening generally outweighs the rewards and so we have been especially selective.

      The entire portfolio is listed later in this report, but the following table provides a snapshot of some of the vital characteristics as of December 31:

Average Maturity                                                 8 years
Average Duration                                                 3.5 years
Average Coupon                                                   7.2%
30-Day SEC Yield at 12-31-97                                     6.2%
Average Rating                                                   AA

SHAREHOLDER MEETING

      Please mark your calendars for our shareholder meeting on Wednesday, May 27 at 4:00 p.m. We will be meeting at the Omaha Marriott again and at this point, it looks as if we will be able to avoid having any official business to conduct. That means that we can spend all our time answering your questions and talking about the things you want to talk about. Between now and then, we are always happy to talk with you about your investments or any questions you may have about our portfolio or our strategy. Please feel free to call anytime.

Best regards,

/S/ WALLACE R. WEITZ                      /S/  THOMAS CARNEY

Wallace R. Weitz                          Thomas D. Carney
President, Portfolio Manager              Portfolio Manager

               WEITZ SERIES FUND, INC. -- FIXED INCOME PORTFOLIO
                     SCHEDULE OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 1997
                                  (UNAUDITED)

 RATING    FACE AMOUNT                                                                       COST         VALUE
---------  -----------                                                                   ------------  ------------
                        CORPORATE BONDS -- 24.1%
A          $   500,000  Lehman Brothers Holdings Notes 7.625% 7/15/99                    $    500,129  $    509,840
A              500,000  Salomon, Inc. Sr. Notes 7.125% 8/01/99                                500,000       507,082
A              500,000  Phillip Morris Notes 7.125% 8/15/02                                   500,000       513,024
BBB            500,000  Tenneco, Inc. Notes 8.075% 10/01/02                                   498,471       533,468
BB+             48,000  Homeside, Inc. 11.25% 5/15/03                                          48,000        56,640
               250,000  Local Financial Corp. 11.0% 9/08/04                                   250,000       263,750
BBB          1,000,000  ConAgra, Inc. Sub. Notes 7.4% 9/15/04                               1,000,000     1,051,944
BB-            250,000  Century Communications Sr. Notes 9.5% 3/1/05                          261,358       263,280
A-             600,000  General Motors Acceptance Corp. Debs. 6.625% 10/15/05                 597,256       606,994
BBB-           500,000  Dime Savings 10.5% 11/15/05                                           528,828       538,750
BB+            375,000  CalEnergy Sr. Notes 9.5% 9/15/06                                      406,719       407,470
BBB+           500,000  National Education Debs. 6.5% 5/15/11                                 484,075       488,456
AA-          1,000,000  Merrill Lynch 7.15% 7/30/12                                         1,000,000     1,023,598
AAA              1,000  Berkshire Hathaway, Inc. Debs. 9.75% 1/15/18                            1,049         1,054
                                                                                         ------------  ------------
                                Total Corporate Bonds                                       6,575,885     6,765,350
                                                                                         ------------  ------------

                        MORTGAGE-BACKED SECURITIES -- 22.0%
AAA             48,998  Federal Natl. Mtg Assn. 11.0% 1/01/01
                         (Avg. Life 1.4 years)                                                 49,867        49,243
AAA             62,862  Federal Home Loan Mtg. Corp. 9.5% 9/01/03
                         (Avg. Life 2.2 years)                                                 62,862        65,219
AAA            500,000  Federal Natl. Mtg. Assn. REMIC Planned
                         Amortization Class 7.5% 4/25/19 (Avg. Life 4.1years)                 495,763       511,875
AAA            500,000  Federal Natl. Mtg. Assn. REMIC Planned
                         Amortization Class 6.5% 10/25/18 (Avg. Life 5.5 years)               485,934       497,031
AAA            500,000  Federal Home Loan Mtg. Corp. REMIC Planned
                         Amortization Class 6.65% 9/15/21 (Avg. Life 6.1 years)               490,434       499,062
AAA          1,000,000  Federal Home Loan Mtg. Corp REMIC Planned
                         Amortization Class 7.0% 8/15/20 (Avg. Life 6.2 years)              1,003,686     1,015,625
AAA          1,000,000  Federal Home Loan Mtg. Corp. REMIC Planned
                         Amortization Class 6.75% 12/15/21 (Avg. Life 6.4 years)              991,854     1,008,125
AAA          1,000,000  Federal Home Loan Mtg. Corp. REMIC Planned
                         Amortization Class 7.0% 4/15/21 (Avg. Life 7.7 years)                975,603     1,019,063
AAA          1,000,000  Federal Home Loan Mtg. Corp. REMIC Planned
                         Amortization Class 7.0% 9/15/09 (Avg. Life 8.2 years)              1,003,996     1,023,125
AAA            500,000  Federal Home Loan Mtg. Corp. REMIC Planned
                         Amortization Class 7.0% 7/15/21 (Avg. Life 8.7 years)                495,364       504,375
                                                                                         ------------  ------------
                                Total Mortgage-Backed Securities                            6,055,363     6,192,743
                                                                                         ------------  ------------

               WEITZ SERIES FUND, INC. -- FIXED INCOME PORTFOLIO
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

 RATING    FACE AMOUNT                                                                       COST         VALUE
---------  -----------                                                                   ------------  ------------
                        TAXABLE MUNICIPAL BONDS -- 3.6%
AA+        $    50,000  Missouri Hsg. Dev. Comm. 8.6% 9/01/05                            $     50,287  $     50,250
AAA            325,000  Baltimore Maryland 7.25% 10/15/05                                     329,749       345,129
AAA            235,000  Oklahoma Hsg. Fin. Auth. 8.7% 9/01/13                                 235,000       236,175
AAA            375,000  Oklahoma Hsg. Fin. Auth. 7.3% 12/01/14                                375,000       378,750
                                                                                         ------------  ------------
                                Total Taxable Municipal Bonds                                 990,036     1,010,304
                                                                                         ------------  ------------

                        U.S. GOVERNMENT AND AGENCY
                         SECURITIES -- 45.9%
AAA            100,100  U.S. Treasury Zero Coupon Receipts 2/15/98                             99,135        99,364
AAA             99,960  U.S. Treasury Zero Coupon Receipts 2/15/99                             92,908        93,589
AAA          1,000,000  Federal Home Loan Bank 6.77% 3/20/02                                1,000,000     1,001,563
AAA          1,000,000  Federal Natl. Mtg. Assn. 7.54% 6/04/04                              1,002,836     1,005,625
AAA          2,500,000  Federal Natl. Mtg. Assn. 7.55% 6/10/04                              2,499,193     2,547,656
AAA            100,000  U.S. Treasury Note 8.25% 5/15/05                                      103,826       105,359
AAA          1,000,000  Federal Home Loan Mtg. Corp. 7.09% 6/01/05                          1,001,792     1,015,425
AAA          1,000,000  Federal Natl. Mtg. Assn. 7.27% 8/24/05                              1,001,067     1,024,687
AAA            500,000  Federal Home Loan Bank 6.44% 11/28/05                                 500,620       513,516
AAA          1,000,000  Federal Natl. Mtg. Assn. 6.64% 2/02/06                              1,000,000       994,996
AAA            500,000  Federal Home Loan Mtg. Corp. 6.407% 2/22/06                           496,951       498,053
AAA          1,000,000  Federal Natl. Mtg. Assn. 7.15% 10/11/06                               982,507     1,028,281
AAA            950,000  Federal Natl. Mtg. Assn. 7.44% 11/06/06                               952,667       956,828
AAA          1,000,000  Federal Natl. Mtg. Assn. 6.56% 11/26/07                             1,000,000     1,005,918
AAA          1,000,000  Federal Home Loan Mtg. Corp. 6.77% 3/21/11                            927,688       993,916
                                                                                         ------------  ------------
                                Total U.S. Government and Agency Securities                12,661,190    12,884,776
                                                                                         ------------  ------------


             SHARES
           -----------
                        NON-CONVERTIBLE PREFERRED STOCKS -- 0.9%
Caa              5,000  Crown American Realty Trust 11.0% Pfd. Series A                       250,000       261,250
                                                                                         ------------  ------------

              FACE
             AMOUNT
           -----------
                        SHORT-TERM SECURITIES -- 2.3%
           $   647,984  Norwest U.S. Government Money Market Fund                             647,984       647,984
                                                                                         ------------  ------------
                                Total Investments in Securities                          $ 27,180,458    27,762,407
                                                                                         ------------  ------------
                                                                                         ------------
                        Other Assets Less Liabilities -- 1.2%                                               337,386
                                                                                                       ------------
                                Total Net Assets -- 100%                                               $ 28,099,793
                                                                                                       ------------
                                                                                                       ------------
                                Net Asset Value Per Share                                              $     11.071
                                                                                                       ------------
                                                                                                       ------------

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         WEITZ SERIES FUND, INC.
--------------------------------------------------------------------------------

BOARD OF DIRECTORS
  Lorraine Chang
  John W. Hancock
  Richard D. Holland
  Thomas R. Pansing, Jr.
  Delmer L. Toebben
  Wallace R. Weitz

OFFICERS
  Wallace R. Weitz, President
  Mary K. Beerling, Vice-President & Secretary
  Linda L. Lawson, Vice-President
  Richard F. Lawson, Vice-President

INVESTMENT ADVISER
  Wallace R. Weitz & Company

DISTRIBUTOR
  Weitz Securities, Inc.

CUSTODIAN
  Norwest Bank Nebraska, N.A.

TRANSFER AGENT AND DIVIDEND PAYING AGENT
  Wallace R. Weitz & Company

This report has been prepared for the information of shareholders of Weitz Series Fund, Inc. -- Fixed Income Portfolio. For more detailed information about the Fund, its investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.